11 Nasdaq: RCM • February 27, 2024 Fourth Quarter & Full Year 2023 Earnings Call Exhibit 99.2

22 Forward-Looking Statements This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about the effects of the acquisition of Acclara and related transactions, the Company's strategic initiatives, the Company's capital plans, the Company's costs, the Company's ability to successfully implement new technologies, the Company's future financial and operational performance, and the Company's liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” "should,” “target,” “would,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the Company's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: (i) economic downturns and market conditions beyond the Company’s control, including high inflation; (ii) the quality of global financial markets; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisitions of Cloudmed and Acclara; (iv) the Company’s ability to retain existing customers or acquire new customers; (v) the development of markets for the Company’s revenue cycle management offering; (vi) variability in the lead time of prospective customers; (vii) competition within the market; (viii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (ix) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (x) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (xi) the volatility of the Company’s stock price; (xii) the impact of the recent restatements of the financial statements for the applicable periods on the price of the Company’s common stock, reputation and relationships with its investors, suppliers, customers, employees and other parties; and (xiii) the Company’s substantial indebtedness. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company's annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Subsequent events and developments, including actual results or changes in the Company's assumptions, may cause the Company's views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure.

33 ($ in millions) 4Q’23 FY’23 Revenue $ 575.1 $ 2,254.2 Adjusted Cost of Services1 $ 357.8 $ 1,449.2 Adjusted SG&A Expense1 $ 49.6 $ 190.7 Adjusted EBITDA1 $ 167.7 $ 614.3 CEO Summary R1 is a registered trademark of R1 RCM Inc. All rights reserved. Proprietary Confidential Information. FINANCIAL RESULTS Q4 & FY’23 • Stabilized key metrics for customers • Achieved ~$30M in synergies from the Cloudmed integration • Accelerated technology through GenerativeAI • Created embedded future growth with Acclara / Providence deal 2023 BUSINESS HIGHLIGHTS • Align Go-To-Market approach with customers • Execute new customer onboarding • Execute against technology roadmap • Focus on operational delivery 2024 BUSINESS PRIORITIES Note1: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP measures; refer to the Appendix for reconciliations of non-GAAP financial measures.

44 Q4’23 Performance R1 is a registered trademark of R1 RCM Inc. All rights reserved. Proprietary Confidential Information. Note1: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP measures; refer to the Appendix for reconciliations of non-GAAP financial measures. ($ in millions) 4Q’23 4Q’22 % Change Revenue $ 575.1 $ 533.3 7.8% Adjusted Cost of Services1 $ 357.8 $ 364.6 -1.9% Adjusted SG&A Expense1 $ 49.6 $ 43.1 15.1% Adjusted EBITDA1 $ 167.7 $ 125.6 33.5% • Revenue growth driven by new customer onboarding and modular solutions • Decline to adjusted cost of services was driven by margin maturity and synergy realization • Adjusted SG&A expense impacted by credit allowances and incremental technology investments offset by synergies • Adjusted EBITDA was positively impacted by revenue growth, continued cost discipline, and Cloudmed integration efforts

55 FY’23 Performance R1 is a registered trademark of R1 RCM Inc. All rights reserved. Proprietary Confidential Information. Note1: Adjusted cost of services, adjusted SG&A expense, and adjusted EBITDA are non-GAAP measures; refer to the Appendix for reconciliations of non-GAAP financial measures. ($ in millions) FY’23 FY’22 % Change Revenue $ 2,254.2 $ 1,806.4 24.8% Adjusted Cost of Services1 $ 1,449.2 $ 1,247.3 16.2% Adjusted SG&A Expense1 $ 190.7 $ 135.3 40.9% Adjusted EBITDA1 $ 614.3 $ 423.8 45.0% • Revenue growth driven by new customer onboarding, annualized Cloudmed revenue, and modular growth • Adjusted cost of services increase was driven by higher revenue and the annualized Cloudmed impact offset by synergy realization • Adjusted SG&A expense includes the full year impact of Cloudmed and credit allowances related to certain customers offset by synergy realization • Adjusted EBITDA was positively impacted by revenue growth, continued cost discipline, and Cloudmed integration efforts

66 $609 $772 4Q’23 and FY’23 Cash Generation and Liquidity LIQUIDITY2 ($M)NET DEBT1 ($M) $1,700 $1,483 FY’22 FY’23 FY’22 FY’23 • Cash and cash equivalents totaled $173.6 million at December 31, 2023 • Full year 2023 cash flow from operating activities was $340.1 million • Fully paid outstanding revolver in fourth quarter; $60 million paid in Q4 and $100 million paid in full year 2023 • Net debt leverage was 2.25x at December 31, 2023 • Total liquidity of $772.4 million reflecting cash and cash equivalents as well as availability under the revolverat December 31, 2023 Note1: Net debt is a non-GAAP financial measure; refer to the Appendix for reconciliations of non-GAAP financial measures. Note2: Includes cash, cash equivalents and availability under our revolver.

77 ($ in millions) FY’24 Revenue $2,625 - $2,675 Net Operating Income $105 - $135 Adjusted EBITDA1 $650 - $670 Full Year 2024 Outlook R1 is a registered trademark of R1 RCM Inc. All rights reserved. Proprietary Confidential Information. FINANCIAL OUTLOOK • Revenue guidance assumptions excluding Providence and Acclara: • Existing customers will be at net operating fee run rate as of 4Q’23 • Low single-digit YoY growth for base net operating fees • Customer attrition related to APP and Pediatrix as well as facility divestitures at other customers • Modular and other revenue growth of low double digits • Mid-teens growth for legacy Cloudmed solutions • Low single-digit growth for legacy R1 modular solutions • Expected Acclara and Providence impacts: • Providence to contribute $45 - $50 million to net operating fees in the second half of 2024 and approximately ($45) million to adj. EBITDA • Acclara to contribute approximately $290 - $295 million to total revenue and approximately $25 million to adj. EBITDA QUALITATIVE OVERVIEW Note1: Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures; refer to the Appendix for reconciliations of non-GAAP financial measures.

88 Other Outlook Assumptions R1 is a registered trademark of R1 RCM Inc. All rights reserved. Proprietary Confidential Information. • Capital expenditures of approximately 5% of revenue • Other expenses of approximately $105 - $125 million • Interest expense in the range of $160 - $165 million including: • Incremental $575 million in term B loans related to the Acclara acquisition • $80 million draw on the revolver related to the Acclara acquisition • Depreciation and amortization of $330 - $350 million

99 Appendix

1010 Use of Non-GAAP Financial Measures Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions • In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share- based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, technology transformation, strategic initiatives, and facility-related charges. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. • Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity. • Adjusted EBITDA guidance for 2024 is reconciled to operating income guidance, the most closely comparable available GAAP measure. A reconciliation of GAAP operating income guidance to non- GAAP adjusted EBITDA guidance for 2024 is provided below GAAP Operating Income Guidance $105-135 Plus: Depreciation and amortization expense $330-350 Shared-based compensation expense $80-90 Strategic initiatives, severance and other costs $105-125 Adjusted EBITDA guidance $650-670 2024E

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(In millions)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	**2022**	**2023**	**2022**
Net income (loss)	$ 1.4	$ (36.6)	$ 3.3	$ (63.3)
Net interest expense	31.6	28.7	126.9	64.0
Income tax provision (benefit)	16.1	4.1	17.7	(3.5)
Depreciation and amortization expense	72.7	64.2	278.3	172.0
Share-based compensation expense	15.3	15.8	64.2	59.7
CoyCo 2 share-based compensation expense	1.9	2.1	7.3	5.1
Other expenses[1]	28.7	47.3	116.6	189.8
Adjusted EBITDA (non-GAAP)	**$ 167.7**	**$ 125.6**	**$ 614.3**	**$ 423.8**

Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services

(In millions)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	**2022**	**2023**	**2022**
Cost of services	$ 441.6	$ 435.5	$ 1,769.7	$ 1,446.9
Less:				
Share-based compensation expense	10.9	7.4	41.6	28.1
CoyCo 2 share-based compensation expense	0.4	(0.3)	1.8	0.7
Depreciation and amortization expense	72.5	63.8	277.1	170.8
Non-GAAP cost of services	**$ 357.8**	**$ 364.6**	**$ 1,449.2**	**$ 1,247.3**

Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative

(In millions)

	Three Months Ended December 31,		Year Ended December 31,	
	2023	**2022**	**2023**	**2022**
Selling, general and administrative	$ 55.7	$ 54.3	$ 220.0	$ 172.5
Less:				
Share-based compensation expense	4.4	8.4	22.6	31.6
CoyCo 2 share-based compensation expense	1.5	2.4	5.5	4.4
Depreciation and amortization expense	0.2	0.4	1.2	1.2
Non-GAAP selling, general and administrative	**$ 49.6**	**$ 43.1**	**$ 190.7**	**$ 135.3**

Reconciliation of Total Debt to Net Debt

(In millions)

	December 31, 2023	**December 31, 2022**
Senior Revolver	$ —	$ 100.0
Term A Loans	1,162.5	1,211.4
Term B Loan	493.8	498.7
Total debt	1,656.3	1,810.1
Less:		
Cash and cash equivalents	173.6	110.1
Net Debt	**$ 1,482.7**	**$ 1,700.0**

R1

Note[1]: For details see Note 14, Other Expenses, to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K.

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